                                                                    EXHIBIT 22.0

                           CONTROL DATA SYSTEMS, INC.
                         SUBSIDIARIES OF THE REGISTRANT

                                                                              STATE/COUNTRY OF          % OF
SUBSIDIARIES                                                                   INCORPORATION          OWNERSHIP
- ------------------------------------------------------------------------  ------------------------  -------------
CD lberica, S.A.                                                          Spain                             100%
Control Data A/S                                                          Denmark                           100%
  Softline A/S                                                            Denmark                           100%
  Control Data AB                                                         Sweden                            100%
  Control Data A/S                                                        Norway                            100%
  DataSelskapet A/S                                                       Norway                            100%
Control Data Asia, Inc.                                                   Delaware                          100%
  Control Data Systems (Malaysia) SDN BHD                                 Malaysia                          100%
Control Data BV                                                           Netherlands                       100%
  Control Data IM BV                                                      Netherlands                       100%
Control Data Belgium, Inc.                                                Delaware                          100%
Control Data China, Inc.                                                  Delaware                          100%
Control Data do Brasil Computadores, LTDA.                                Brazil                            100%
Control Data Far East, Inc.                                               Delaware                          100%
  Control Data Korea Inc.                                                 Korea                             100%
  Control Data Taiwan Inc.                                                Taiwan                            100%
    Open Applications, Inc.                                               Taiwan                            100%
Control Data France S.A.                                                  France                            100%
  Control Data France Holding S.A.                                        France                            100%
  Control Data Services BV                                                Netherlands                       100%
Control Data GesmbH                                                       Austria                           100%
Control Data Greece Incorporated                                          Delaware                          100%
Control Data Holding AG                                                   Switzerland                       100%
  Control Data (Schweiz) AG                                               Switzerland                       100%
  Control Data GmbH                                                       Germany                           100%
    CDCbit -- business information technology GmbH                        Germany                           100%
    ICEM Systems GmbH                                                     Germany                            95%
      ICEM Systems, Inc.                                                  Delaware                          100%
Control Data India, Inc.                                                  Delaware                          100%
Control Data Indo-Asia Company                                            Delaware                          100%
Control Data Indo-Asia Pte Limited                                        Singapore                         100%
Control Data International Employment, Inc.                               Delaware                          100%
Control Data International Trading, Inc.                                  Delaware                          100%
Control Data (Ireland) Limited (inactive)                                 Ireland                           100%
Control Data Italia S.p.A.                                                Italy                             100%
Control Data Japan, Ltd.                                                  Japan                             100%
Control Data Limited                                                      United Kingdom                    100%
  Control Data Optical Limited (inactive)                                 United Kingdom                    100%
  Michael Business Systems Plc                                            United Kingdom                    100%
  Systime Holdings Ltd.                                                   United Kingdom                   98.6%
    Systime Nederland B.V. (shell)                                        Netherlands                       100%
    Systime Computers Limited                                             United Kingdom                    100%
      Systime (Gulf) Ltd. (inactive)                                      Channel Islands                   100%
      Systime (Ireland) Ltd. (shell)                                      Ireland                           100%
Control Data Middle East, Inc.                                            Minnesota                         100%
Control Data Overseas Finance Corporation N.V. (inactive)                 Netherlands Antilles              100%
Control Data Pan American Corporation                                     Delaware                          100%
  Control Data de Mexico S.A. de C.V.                                     Mexico                            100%
Control Data Portuguesa S.A.R.L.                                          Portugal                          100%

                           CONTROL DATA SYSTEMS, INC.
                         SUBSIDIARIES OF THE REGISTRANT

                                                                              STATE/COUNTRY OF          % OF
SUBSIDIARIES                                                                   INCORPORATION          OWNERSHIP
- ------------------------------------------------------------------------  ------------------------  -------------
Control Data Real Estate, Inc.                                            Delaware                          100%
Control Data Systems Canada, Ltd.                                         Canada                            100%
Control Data Systems (Singapore) Pte Ltd.                                 Singapore                         100%
Control Data Systems (Thailand) Limited                                   Thailand                          100%
Inter-American Control Data Corporation                                   Delaware                          100%
Meridian Environmental Technologies, Inc.                                 Delaware                          100%
                                    INVESTMENTS IN UNCONSOLIDATED AFFILIATES
                                                                              STATE/COUNTRY OF          % OF
INVESTMENTS                                                                    INCORPORATION          OWNERSHIP
- ------------------------------------------------------------------------  ------------------------  -------------
BTC Nederland B.V.                                                        Holland                            28%
Circuitos Impresos de Alta Technologia S.A. de C.V.                       Mexico                             30%
DIODORE Systeme Company                                                   France                              5%
Metaphase Technology, Inc.                                                Delaware                           50%
ROM Control Data SRL                                                      Romania                            51%
Societe de Creation D'Activities Nouvelles (SOCRAN)                       Belgium                          16.6%